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                                                                   Exhibit 10.37

                                PLEDGE AGREEMENT

         This is a pledge agreement made as of the 3rd day of January 2000 between Andrew Brooks, an individual residing at 47 Reed Street, Cambridge, Massachusetts 02140 ("Pledgor"), and Furniture.com, Inc., a corporation organized under the laws of Delaware with its principal office at 1881 Worcester Road, Framingham, Massachusetts 01701 ("Pledgee").

         1. PLEDGE OF COLLATERAL. Pledgor hereby pledges to Pledgee, and grants Pledgee a security interest in, 58,744 shares of Class B Common Stock, $0.01 par value per share, of the Pledgee, which are owned by Pledgee which Pledgor has delivered to Pledgee, as well as all other instruments, documents, stock certificates, money and goods as may be issued to Pledgee or become issuable to Pledgee from time to time as a result of its ownership of such Class B Common Stock, whether through delivery by Pledgor or otherwise, and all proceeds of and substitutions for the foregoing (the "Collateral").

         2. OBLIGATIONS SECURED. The security interest in the Collateral granted hereby secures payment and performance of all liabilities of Pledgor to Pledgee arising under that promissory note from Pledgor to Pledgee of even date herewith in the principal amount of $176,448.11 (the "Note"), together with all interest, fees, charges and expenses with respect to such Note (the "Obligations").

         3. PLEDGEE'S RIGHTS AND DUTIES WITH RESPECT TO THE COLLATERAL. Pledgee's only duty with respect to the Collateral shall be (a) to exercise reasonable care to secure the safe custody thereof and (b) after an Event of Default shall have occurred and be continuing, to act in a commercially reasonable manner. In addition to Pledgee's rights under section 9 of this Agreement, after an Event of Default has occurred and is continuing, Pledgee shall have the right


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but not the obligation to (a) demand, sue for, receive and collect all money or money damages payable on account of any Collateral, (b) protect, preserve or assert any other rights of Pledgor or take any other action with respect to the Collateral, (c) pay any taxes, liens, assessments, insurance premiums or other charges pertaining to Collateral. Any expenses incurred by Pledgee under the preceding sentence shall be paid by Pledgor upon demand, become part of the Obligations secured by the Collateral and bear interest at the rate provided in the Note until paid. Pledgee shall be relieved of all responsibility for the Collateral upon surrendering it to Pledgor.

         4. PLEDGOR'S WARRANTIES AND INDEMNITY. Pledgor represents, warrants and covenants (a) that he is and will be the lawful owner of the Collateral, (b) that the Collateral is and will be fully paid and non-assessable, (c) that the Pledgor has good title to the Collateral, free and clear of all claims, mortgages, pledges, liens, security interests, charges, options, restrictions or other encumbrances, except the pledge and security interest created by this Agreement and the option and restrictions contained in that Nonstatutory Stock Option Agreement, dated December 21, 1999, between Pledgor and Pledgee, (d) that Pledgor has the sole right and lawful authority to pledge the Collateral and otherwise to comply with the provisions hereof and (e) that the Pledgor will not sell, assign, transfer or otherwise dispose of, grant any option with respect to, or pledge or grant any security interest in or otherwise encumber or restrict any of the Collateral or any interest therein or the proceeds thereof, except for the pledge thereof and security interest therein provided for in this Agreement. In the event that any adverse claim is asserted in respect of the Collateral or any portion thereof, except such as may result from an act of Pledgee not authorized hereunder, Pledgor promises and agrees to indemnify Pledgee and hold Pledgee harmless from and against any losses, liabilities, damages, expenses, costs and reasonable counsel fees incurred



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by Pledgee in exercising any right, power or remedy of Pledgee hereunder or defending, protecting or enforcing the security interests created hereunder. Any such loss, liability or expense so incurred shall be paid by Pledgor upon demand, become part of the Obligations secured by the Collateral and bear interest at the rate provided in the Note until paid.

         5. VOTING OF COLLATERAL. So long as no Event of Default has occurred hereunder, Pledgor may vote stock and other securities pledged as Collateral. All such rights of Pledgor to vote and give consents, waivers, and ratifications with respect to the Collateral shall cease in case an Event of Default hereunder shall have occurred.

         6. DIVIDENDS AND OTHER DISTRIBUTIONS. So long as no event of Default has occurred hereunder, Pledgor may receive cash dividends, payments of principal and interest, and other cash distributions payable with respect to Collateral. Pledgor shall cause all non-cash dividends and distributions with respect to Collateral to be dis tributed directly to Pledgee, to be held by Pledgee as additional Collateral, and if any such distribution is made to Pledgor, Pledgor shall receive such distribution in trust for Pledgee and shall immediately transfer it to Pledgee.

         7. FINANCING STATEMENTS. Pledgor hereby agrees to execute and deliver any financing statement, or other notices appropriate under applicable law, in respect of any security interest created pursuant to this Agreement which may at any time be required or which, in the opinion of Pledgee, may at any time be desirable. The Pledgee shall bear the cost of filing any such financing statement or other notices. In the event that any re-recording or refiling thereof (or the filing of any statements of continuation or assignment of any financing statement) is required to protect and preserve such lien or security interest, Pledgor shall, at the Pledgee's cost and expense, cause the same to be re-recorded and/or refiled at the time and in the manner requested



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by Pledgee. Pledgor hereby irrevocably designates Pledgee, its agents, representatives and designees, as agents and attorneys-in-fact for Pledgor to sign such financing statements on behalf of Pledgor.

         8. PLEDGOR'S DEFAULT. Pledgor shall be in default hereunder upon the occurrence of any of the following events (each, an "Event of Default"):

                  (a) If Pledgor is not generally paying his debts as they become due (as such phrase is generally used in the context of bankruptcies and insolvencies), becomes insolvent, files a petition under any chapter of the United States Bankruptcy Code, 11 U.S.C. Section 101 ET SEQ. (or any similar petition under any insolvency law of any jurisdiction), has filed against him a petition under any chapter of the United States Bankruptcy Code, 11 U.S.C.
Section 101 ET SEQ. (or any similar petition under any insolvency law of any jurisdiction) not dismissed within 90 days, proposes any liquidation, composition or financial reorganization with his creditors, makes an assignment or trust mortgage for the benefit of creditors, or if a receiver, trustee, custodian or similar agent is appointed or takes possession with respect to any property or business of Pledgor;

                  (b) If Pledgor dies or becomes incapacitated, or if a conservator or guardian of Pledgor is appointed, or if Pledgor suffers any other legal disability, unless, in each case, Pledgor (or his estate, heirs, representative, guardian or other similar person) pays in full all outstanding amounts (principal and interest) owing under the Note within 90 days thereafter;

                  (c) If any lien, encumbrance or adverse claim of any nature whatsoever is asserted with respect to any Collateral and Pledgor fails to satisfactorily indemnify Pledgee against the same as required in Section 4 herein above;



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                  (d) If any representation or warranty of Pledgor hereunder is or, as the result of any of Pledgor's acts, omissions or conduct, shall become false;

                  (e) If Pledgor fails to fulfill any obligation hereunder or under the Note;

                  (f) If Pledgor fails to pay or perform any of the Obligations when such payment of performance is due; or

                  (g) If Pledgor violates the non-competition, non-solicitation or confidentiality provisions of any employment or other agreement between Pledgor and Pledgee.

         9. PLEDGEE'S RIGHTS UPON DEFAULT. Upon the occurrence of any Event of Default, Pledgee may, if Pledgee so elects in its sole option:

                  (a) at any time and from time to time, sell, assign and deliver the whole or any part of the Collateral at a sale through a broker in a public market where securities of the type constituting such Collateral are usually traded, without any advertisement, presentment, demand for performance, protest, notice of protest, notice of dishonor or any other notice;

                  (b) at any time and from time to time sell, assign and deliver all or any part of the Collateral, or any interest therein, at any other public or private sale, for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as Pledgee in its absolute discretion may determine, PROVIDED that (i) at least ten days' notice of the time and place of any such sale shall be given to Pledgor, and (ii) in the case of any private sale, such notice shall also contain the minimum terms of the proposed sale;

                  (c) exercise the right to vote, the right to receive cash dividends and other distributions, and all other rights with respect to the Collateral as though Pledgee were the



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absolute owner thereof, whether or not such rights were retained by Pledgor as against Pledgee before default; and

                  (d) exercise all other rights available to a secured party under the Uniform Commercial Code and other applicable law.

         10. ASSIGNMENT. The Pledgee may assign this Agreement, or any of its rights or duties hereunder, at any time without the consent of Pledgor. The Pledgor may not assign this Agreement, or any of its rights or duties hereunder, without the written consent of the Pledgee, such consent to be given at the sole discretion of the Pledgee.

         11. APPLICATION OF SALE PROCEEDS. In the event of a sale of Collateral, the proceeds shall first be applied to the payment of the expenses of the sale, including brokers' commissions, counsel fees, any taxes or other charges imposed by law upon the Collateral or the transfer thereof and all other charges paid or incurred by Pledgee pertaining to the sale; and, second, to satisfy outstanding Obligations, in the order in which Pledgee elects in its sole discretion; and, third, the surplus (if any) shall be paid to Pledgor.

         12. NOTICES. All notices made or required to be made hereunder shall be sent by United States first class or certified or registered mail, with postage prepaid, or delivered by hand to Pledgee or to Pledgor at the addresses first above written. Notice by mail shall be deemed to have been made on the date when the notice is deposited in the mail.

         13. HEIRS, SUCCESSORS, ETC. This Pledge Agreement and all of its terms and provisions shall benefit and bind the heirs, successors, assigns, transferees, executors and administrators of each of the parties hereto.



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         14. PLEDGEE'S FORBEARANCE. Any forbearance, failure or delay by Pledgee in exercising any right, power or remedy hereunder shall not be deemed a waiver of such right, power or remedy. Any single or partial exercise of any right, power or remedy of Pledgee shall continue in full force and effect until such right, power or remedy is specifically waived in writing by Pledgee.

         15. FURTHER ASSURANCES. Pledgor will do all such acts, and will furnish to Pledgee all such financing statements, certificates, legal opinions and other documents and will obtain all such governmental consents and approvals and will do or cause to be done all such other things as Pledgee may reasonably request from time to time in order to give full effect to this Agreement and to secure the rights of Pledgee hereunder, all without any cost or expense to Pledgee. If Pledgee so elects, a photocopy of this Agreement may at any time and from time to time be filed by Pledgee as a financing statement in any recording office in any jurisdiction.

         16. TERMINATION. Upon final payment and performance in full of Pledgor's obligations hereunder and under the Note, this Agreement shall terminate and Pledgee shall, at the Pledgor's request and expense, return such Collateral in the possession or control of Pledgee as has not theretofore been disposed of pursuant to the provisions hereof, together with any moneys and other property at the time held by Pledgee hereunder.

         17. MISCELLANEOUS. This Agreement and the obligations of Pledgor hereunder shall for all purposes be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts (excluding the laws applicable to conflicts or choice of law). The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. If any term of this Agreement shall be held to be invalid, illegal or



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unenforceable, the validity of all other terms hereof shall be in no way affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. Pledgor acknowledges receipt of a copy of this Agreement.

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EXECUTED under seal at Boston, Massachusetts as of the date first above written.

PLEDGOR:                                   PLEDGEE:
                                           Furniture.com, Inc.
/s/ Andrew Brooks
------------------------------             By: /s/ Edwin Derecho
Andrew Brooks                                 ---------------------------------

                                           Its: CFO
                                               --------------------------------




                    [SIGNATURE PAGE TO THE PLEDGE AGREEMENT]